Investment Thesis FINANCIAL DATA AS OF MARCH 31, 2018 DATED: MAY 4, 2018 Exhibit 99.1

Executive Summary SLIDES 2 TO 22

Forward-Looking Statements; Use of Non-GAAP Financial Measures Forward Looking Information: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements include, but are not limited to, descriptions of Old National Bancorp’s (“Old National’s”) financial condition, results of operations, asset and credit quality trends and profitability.  Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning.  These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results to differ materially from those in such statements.  Factors that might cause such a difference include, but are not limited to: expected cost savings, synergies and other financial benefits from the merger with Anchor-Minnesota that might not be realized within the expected timeframes and costs or difficulties relating to integration matters might be greater than expected;  market, economic, operational, liquidity, credit and interest rate risks associated with Old National’s business; competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); ability of Old National to execute its business plan; changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities or unfavorable resolutions of litigations; disruptive technologies in payment systems and other services traditionally provided by banks; computer hacking and other cybersecurity threats; other matters discussed in this presentation; and other factors identified in our Annual Report on Form 10-K and other periodic filings with the SEC.  These forward-looking statements are made only as of the date of this presentation, and Old National does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation. Use of Non-GAAP Financial Measures: These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Snapshot of Old National Largest financial services bank holding company headquartered in Indiana with financial centers located in Indiana, Kentucky, Michigan, Wisconsin and Minnesota 191 financial centers 233 ATMs Focused on community banking with a full suite of product offerings: Retail and small - medium size business Wealth management Mortgage Guided by three strategic imperatives Strengthen the risk profile Enhance management discipline Achieve consistent quality earnings Summary Overview Company Description Headquarters Evansville, IN Market Cap (millions) $2,648 P / TBV 204% Dividend Yield 3.0% LTM Average Daily Volume (actual) 813,548 Total Assets $17,496 Trust Assets Under Management $10,482 Total Core Deposits $12,587 ROAA As Reported / Adjusted1 1.10% /1.17% ROATCE1 As Reported / Adjusted1 15.80% / 16.81% Investment services Capital markets Loan Mix Deposit Mix 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 As of March 31, 2018 Market data as of May 1, 2018 $ in millions, except as noted Loans to Total Deposits 88.0% Loan Yields 4.42% Cost of Total Deposits 0.23% Risk Weighted Assets / Total Assets 71.6% Tangible Book Value $8.55 Noninterest Income / Total Revenue (FTE) 24.4% Efficiency Ratio As Reported / Adjusted1 65.94% / 62.59% Net Charge-Offs / Average Loans 0.01% 90+ Day Delinquent Loans 0.00% Non-Performing Loans / Total Loans 1.28% Allowance to Nonperforming Loans 35% Key Financial Metrics2

Old National’s Footprint 75 69 74 70 64 57 39 75 64 65 90 94 43 65 74 35 94 Indiana1 $7.0 billion deposits 57% of total franchise Michigan $1.3 billion deposits 10% of total franchise Wisconsin $1.7 billion deposits 13% of total franchise Kentucky $0.8 billion deposits 6% of total franchise Minnesota $1.7 billion deposits 14% of total franchise Source: FDIC Summary of Deposits as of June 30, 2017 1 Includes $0.2 billion of deposits in 2 Illinois branches located near the Indiana border Areas enhanced through our partnerships: Commercial real estate lending SBA lending Mortgage lending BSA/AML  operations, systems and high risk customer analysis

Old National’s Top 10 MSAs Demographics in Top 5 (50% of deposits) and Top 10 (65% of deposits) markets are more in line with national averages Expansion markets tend to be better than national average demographics Source: SNL Financial

Strategy to Drive Long-Term Shareholder Value Larger balance sheet capabilities with a strong product offering, delivered in-market with unequalled client care – “Out-product Community Banks, Out-service Large Regionals” Basic Bank…Broader Reach M&A Repositioned Franchise with Better Growth Dynamics… … and Embedded Operating Leverage Strong Credit Culture and Lower Risk Model Granular & Diversified Loan Portfolio Quality Low-Cost Deposit Base Positioned in faster-growth Midwestern markets with expanded client base and higher commercial density – MSAs where the business model works well and there is a service gap between the large regionals and the community banks 180bps+ positive operating leverage 1Q18 vs. 1Q17; Continued branch rationalization (pending sale/consolidation of 20 branches) and process improvement while reducing low-return businesses and lower growth markets (insurance sale, exit Southern IL, sold and/or consolidated 181 branches since 2010) Conservative credit culture with below peer net charge-offs and lower-than-peer RWA/Assets; Lower volatility model by design Small average loan size with no significant industry concentrations Below peer cost of total deposits (23bps) and deposit betas (6.7% since 3Q15)

Successful Execution and Integration Has Driven Improved Profitability 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliations Peer Group data per SNL Financial and as of most recent quarter available - See Appendix for definition of Peer Group ROAA1 Adjusted Noninterest Expenses per Average Assets1 Efficiency Ratio1 ROATCE1 2010 1Q18 2010 1Q18 2010 1Q18 2010 1Q18 2010 1Q18 2010 1Q18 2010 1Q18 2010 1Q18

Franchise Evolution Built a Better Bank… Source: SNL Financial

… With Improved Scale…. Source: SNL Financial 33% increase 89% increase

… and Better Efficiency Branches $ in millions CAGR: 15.2% CAGR: 1.0% CAGR: -8.0% -408 bps 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliations

Deposit Composition Deposit Growth 2012 – 1Q18 CAGR: 11.0% Cost of Total Deposits Peer Group data per SNL Financial - See Appendix for definition of Peer Group $ in millions 1 As of March 31, 2018 Quality Low-Cost Deposit Franchise

Low Deposit Betas Deposit Beta1 Analysis – 3Q 2015 to Most Recent Quarter 1 Deposit beta defined as increase in cost of interest bearing deposits divided by increase in fed funds rate since 3Q15 2 ONB & Peer data as of 03/31/18 3Last rate hike cycle from 1Q04 to 2Q07 4 No financial disclosure during last cycle Source: SNL Financial, 1 Peer with no financial disclosure Banks with $10-$25bn in Assets (Median)

Improved Balance Sheet Mix Increase of 12.5% 1 Includes loans held for sale

Credit $ in millions Peer Group data per SNL Financial - See Appendix for definition of Peer Group 1Peer Data is through 12/31/2017 Make this look like the 4Q17 thesis. Add peer info 1 Net Charge-Offs

Strong Credit Culture Peer Group data per SNL Financial as of 12/31/2017 - See Appendix for definition of Peer Group 1 Excludes loans held for sale 2 Source: Regulatory Call Report Legal lending limit at March 31, 2018 of $226.7 million per borrower 3-Year Cumulative NCOs / Avg. Loans1 CRE Concentration (% of Loans)1,2 208% 195% 219% CRE /Total RBC1,2 Average Loan Size Commercial & Industrial $340,000 Commercial Real Estate $591,000

Low-Risk Balance Sheet Implies $1.3 billion increase in RWA to meet peer average Peer Group data per SNL Financial - See Appendix for definition of Peer Group 1 Peer data as of December 31, 2017 Risk Weighted Assets / Total Assets

First Quarter 2018 Key Performance Indicators Earnings: Record net income of $48.0mm, a 33% increase over first quarter of 2017 Earnings per share of $0.31 Adjusted net income1 was $51.2 million and adjusted EPS1 was $0.34 when excluding the following pre-tax items: $0.8mm in securities gains $2.3mm in merger & integration charges $2.8mm branch consolidation charges Loans and Deposits: 4.3% annualized loan growth2 10.7% annualized growth in commercial and commercial real estate loans2 5.8% annualized total deposit growth2 Low cost of total deposits at 23 basis points, increasing just 3 basis point from 4Q17 Operating leverage: Positive adjusted operating leverage1 of over 180 basis points year-over-year 13% year-over-year increase in adjusted revenue1 11% year-over-year increase in adjusted noninterest expense1 Efficiency Ratio: Adjusted efficiency ratio1 improved 118 basis points from the first quarter of 2017 Return Profile: Pre-provision net revenue return on average assets1 was 1.29% Adjusted pre-provision net revenue return on average assets1 was 1.40% 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 Based on end-of-period balances

Branch Actions Entered into a branch purchase and assumption agreement for the sale of 10 Old National branches in Wisconsin to Marine Credit Union of La Crosse, Wisconsin Sale of approximately $274 million in deposits No loans are associated with the deal Anticipated closing1 in the third quarter Planned consolidation of 10 branches 9 in late 2Q18 and 1 in early 3Q18 Driving efficiencies through increased branch size and investment in mobile and online banking Consolidated 61 branches since January 2014 (+10 pending) Increased average deposits per branch by 95% since 2010 Launched new online and mobile solution January 2016 Increased mobile users 353% 1 Subject to regulatory approval and other terms and conditions

Tax Matters Full-year 2018 tax credit business forecast After-tax impact of tax credits: ~$3mm or ~$0.02 per share Tax credit amortization (recognized in noninterest expense): $25mm to $30mm 2Q18 tax credit business forecast After-tax impact of tax credits: ~($0.06) per share Tax credit amortization (recognized in noninterest expense): $15mm to $18mm Effective tax rate (FTE): ~10%

Outlook

	1Q18 Adjusted[1] Results	Outlook
Loan growth	• 4.3% annualized total loan growth[2] • 10.7% annualized commercial/CRE loan growth[2]	• Mid-single digit organic total loan growth • 10% organic commercial & commercial real estate growth
Net interest margin	• FTE net interest margin was 3.45%, including 28 basis points of accretion and 8 basis points in taxable equivalent adjustment	• 2Q18 FTE NIM, excluding accretion income, should be 3.18%: + 2 bps for 1 additional day, + 2 bps for remaining repricing impact of March interest rate hike, partially offset by - 3 bps for lower securities yields
Noninterest income[1]	• $41.6mm, excluding securities gains	• Second quarter should be slightly higher due to seasonal increases in mortgage banking revenue and deposit service charges
Noninterest expense[1]	• $111.8mm, excluding amortization of tax credit investments and other charges[3]	• 2Q18 should be ~$115mm given annual merit increases and benefit enhancements • 3Q18 and 4Q18 should be ~$110mm given anticipated cost savings of recent partnership/conversion and branch actions
Tax rate	• FTE income tax rate was 13.9%	• Full-year 2018 tax rates expected to be 11% to 13% FTE and 6% to 8% GAAP • Expectations include impact of tax credit business
MSP partnership	• Almost 13% annualized loan growth since closing • Deposit attrition running less than modeled	• Conversion set for early May • Remain on track for 36% cost savings

[1] Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation [2] Based on period-end balances [3] Other charges relate to branch consolidations, mergers, severance

OLD NATIONAL BANCORP 21

Commitment to Excellence

Financial Details FINANCIAL DATA AS OF MARCH 31, 2018 DATED: MAY 4, 2018

First Quarter 2018 Results Performance Drivers Total loan growth3 of 4.3% annualized C&I/CRE growth3 of 10.7% annualized Full quarter benefit from newest partnership vs. 2 months in 4Q17 (closed November 1, 2017) Credit metrics remain strong – net charge-offs of 0.01%; NPL’s declined 2 basis points Noninterest income decline due to lower capital markets income (down $0.4mm), lower other income (down $0.5mm), lower wealth management revenue (down $0.8mm) and seasonally lower deposit service charges (down $0.2mm) Noninterest expense includes $2.3mm in merger charges, $2.8mm for branch consolidations and $0.7mm in tax credit amortization $ in millions, except per-share data 1 On a fully taxable equivalent basis 2 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 3 Based on end-of-period balances

Pre-Provision Net Revenue Adjusted pre-provision net revenue1 has increased 16.6% Y/Y Improvement driven by successful execution of our stated strategy Loan growth Improved balance sheet mix Low cost core deposit funding Strong expense management Positive operating leverage continues 184 bps Y/Y improvement 1 Up 16.6% YoY $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation

Average Earning Asset Mix $ in millions 1 On the available-for-sale (AFS) portfolio Loans Loans: 73.5% of earning assets, up 2.2% Total commercial loans: 47% of earning assets, up 7.3% Indirect auto: 7.0% of earning assets, down 1.8% Securities Duration of 4.30 1Q18 yield was 2.74% 1Q18 new money yield was 3.27% Estimated NTM cash flows of $430mm Net unrealized pre-tax loss of $69mm1 Net unamortized premium of $55mm Up over 7% Down over 2% Down almost 2%

Loans $ in millions 1 Includes loans held for sale; based on period-end balances; growth is annualized 2 Reflects closing of Minnesota Partnership Average Balances Period-End Balances Total loans increased 4.3%1 + 13.9% Commercial & industrial + 8.8% Commercial real estate - 11.0% Indirect consumer Total Commercial loans increased 10.7%1 Strong growth in Minneapolis, Milwaukee, Louisville and Evansville Pipeline at quarter end was $1.7 billion, up 21% Line utilization was 36.2% at quarter end Loan yields increased 16 basis points + 11 bps accretion income + 15 bps loan coupons/mix/volume - 6 bps interest collected on nonaccruals - 4 bps FTE income (due to tax rate change) March new production average yields Commercial/CRE: 4.44% Residential real estate: 4.27% Indirect lending: 3.79% 2

Commercial Loan Portfolio Concentrations As of March 31, 2018 $ in millions 1 Includes held for sale Total C&I and CRE - $7,262 (Classed by Product Type)

Commercial Real Estate Loan Concentrations As of March 31, 2018 $ in millions CRE - $4,450 (Classed by Property Type) Multifamily by Product Type - $1,199 Multifamily by State - $1,199 (State Determined by Primary Address of Pledged Collateral)

Auto Loan Portfolio $ in millions as of March 31, 2018 Total portfolio average original loan term of 70 months and weighted average FICO score of 764 Total Portfolio yield of 3.16% 30+ Days Delinquency at 3/31/2018 is 0.56% Loans are originated within the ONB footprint

Investment Portfolio Purchases 1Q181 1 Data as of March 31, 2018

Investment Portfolio $ in millions 1 Includes market value for both available-for-sale and held-to-maturity securities Investment Portfolio yield of 2.74% in 1Q18 vs. 2.89% in 4Q17

Stable Funding Costs Average Balances Period-End Balances Total deposits increased 5.8%1 Non-maturity deposits increased 1.5%1 Total deposit costs increased 3 basis point to 23 bps Strong market share helps drive low deposit costs 6.7% deposit beta through the current interest rate cycle $ in millions 1 Based on period-end balances; growth is annualized 2 Reflects closing of Minnesota Partnership 2

Net Interest Income & Net Interest Margin1 $ in millions 1Tax Equivalent Basis; Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Total Earning Assets Yield Net Interest Margin Interest-Bearing Liability Cost Accretion Key Performance Drivers NIM declined 2 basis points: + 8 bps interest rate increase/volume/mix + 7 bps accretion - 9 bps FTE income (due to tax rate change) - 4 bps interest collected on nonaccruals - 4 bps fewer days

Projected Purchase Accounting Impact Actual Accretion Projected Accretion1 Actual Discount Projected Discount1 Manageable declines in purchase accounting impact expected in future periods Actual IA Amortization Net Income Statement Contribution $ in millions 1 Projections are updated quarterly, assume no prepayments and are subject to change IA = Indemnification Asset 2 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation

$ in millions Change to Net Interest Income based on a two year time horizon Modeled Interest Rate Sensitivity Interest Rate Sensitivity models use a 37% beta with no lag on non-maturity, interest bearing deposits 19% of total non-interest bearing DDA are considered rate sensitive Investment portfolio duration of 4.30 at 3/31/2018, compared to 4.15 at 12/31/17 43% of C&I and CRE loans reprice within one year 11% of loans have floors; less than 1% of these loans are currently below their floor rates

Noninterest Income $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Residential mortgage production includes quick home refinance product Key Performance Drivers Adjusted noninterest income1 $0.8mm decline in wealth management fees (large estate fee in 4Q17) $0.5mm decline in other income $0.4mm decline in capital markets income $0.2mm seasonal decline in deposit service charges Mortgage revenue 1Q18 net gains on sales and fees was $2.1mm and net servicing income was $2.1mm 1Q18 production was $165mm 67% purchase / 33% refi 64% sold in secondary market

Noninterest Expense $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Key Performance Drivers Faster than anticipated cost savings from most recent partnership Disciplined expense management in legacy operations despite increased salaries due to payroll tax reset and annual associate HSA contribution

Conservative Lending Limits/Risk Grades Borrower Asset Quality Rating (Risk Grades) In-House Lending Limit1 ($ in millions) 0 – Investment Grade $60.0 1 – Minimal Risk $52.5 2 – Modest Risk $47.5 3 – Average Risk $40.0 4 – Monitor $32.5 5 – Weak Monitor $22.5 6 – Watch $10.0 7 – Criticized (Special Mention) $5.0 In-house lending limits conservative relative to ONB’s legal lending limit at March 31, 2018 of $226.7 million per borrower 1 Includes entire relationship with borrower Borrower Asset Quality Rating (Risk Grades) 8 – Classified (Problem) 9 – Nonaccrual

Capital Trends 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation The estimated $39.3 million deferred tax asset revaluation recorded in 4Q17 reduced TBV by $0.26

Our Transformational Journey 2011 Monroe Bancorp $771M 15 Branches 2012 Indiana Community $818M 17 Branches 2014 Tower Financial $618M 7 Branches 2014 United Bancorp $851M 18 Branches 2013 24 Branches (Bank of America) 2011 Integra Bank (FDIC) $1.8B 52 Branches 2014 LSB Financial $337M 5 Branches 2015 Founders Financial $447M 4 Branches 2016 Anchor BanCorp (Wisconsin) $2.2B 46 Branches Total assets acquired 2017 Anchor Bancorp (Minnesota) $2.2B 17 Branches

Transforming Old National's Landscape


Acquired Monroe Bancorp – Enhanced Bloomington, IN presence January, 2011
Sold non-strategic market – Chicago-area - 4 branches
Acquired Indiana Community – Entry into Columbus, IN September, 2012
Sold 12 branches
Acquired Tower Financial – Enhancing Ft. Wayne, IN presence April, 2014
Acquired United Bancorp — Entering Ann Arbor, MI July, 2014
Acquired LSB Financial Corp.– Enhancing Lafayette, IN presence November, 2014
Sold non-strategic market – Southern IL – 12 branches + 5 branches
Acquired Anchor BanCorp Wisconsin Inc. – Entering the state of Wisconsin May, 2016
Acquire Anchor Bancorp, Inc. – Entering Minneapolis November, 2017
Pending sale of 10 branches in Wisconsin
2011
2012
2013
2014
2015
2016
2017
2018
Consolidation of 44 branches
FDIC-assisted acquisition of Integra Bank July, 2011
Consolidation of 21 branches
Acquired 24 MI / IN branches July, 2013
Consolidation of 22 branches
Consolidation of 4 branches
Acquired Founders Financial Corporation– Entry into Grand Rapids, MI January, 2015
Consolidation of 23 branches
Consolidation of 5 branches
Consolidation of 29 branches
Pending Consolidation of 10 branches

Acquired 205

Sold 33 + 10 Pending

Consolidated 148 + 10 Pending

OLD NATIONAL BANCORP 42

90 90 94 35 94 72 74 70 64 57 39 43 75 69 75 64 65 65 74 Expanding Big 10 Presence in Growth Markets ONB Minnesota Pro Forma Branch Footprint Minneapolis MSA Deposit Market Share 1 1 Source: SNL Financial; based on Summary of Deposits as of 6/30/17 Consistent with our strategy of expansion into metropolitan markets with attractive growth prospects and competitive dynamics Minneapolis-St. Paul is the third largest MSA in the Midwest and becomes largest MSA in the Old National footprint Minnesota is ranked #5 in the U.S. in business climate (Forbes) Conversion set for early May Cost savings of 36% on track by the numbers Population: 6.7 million Total Resident Labor Force: 3.3 million Unemployment Rate:4.1% (Mar. ‘18, Seasonally Adjusted) GDP: $341.9B Exports: $34.7B Land Area:35,867 sq mi crossroads of America $4.6 billion and 13,300 new jobs from international investment (2012 – 2014) Home to the 2nd largest Global Fed-Ex air hub A one-day drive or less to 80% of US population Indiana at a Glance Old National is the largest bank headquartered in Indiana Sources: Bureau of Labor Statistics, Stats Indiana, United States Census Bureau, Indiana Economic Development Corporation, U.S. Department of Commerce, theus50.com, Indiana Chamber of Commerce, St. Louis Fed pro business “AAA” Credit Rating – Fitch, Moody’s and Standard and Poor #1 state for Cost of Doing Business and Infrastructure – CNBC, 2016 #1 state for manufacturing workforce – Business Facilities, 2017 #2 state for cost of doing business – CNBC, 2017 4th in the U.S. for regulatory environment – Forbes, 2016 8th in the U.S. for overall business tax climate – Tax Foundation, 2017 Corporate Income Tax dropping from 6.5% to 4.9% by 2021

Growth Opportunities in the Midwest Louisville, Kentucky Highest population MSA and highest median household income MSA in Kentucky Grand Rapids, Michigan 2nd best large city to start a business – Wallet Hub, 2016 7th “Best Places to Live” – U.S. News and World Report, 2016 Ann Arbor, Michigan Highest median household income MSA in Michigan 3.6% unemployment rate(Feb, ‘18) vs. US rate of 4.1% (Mar, ‘18) 3rd “Best Places to Live” – Livability.com, 2017 Indianapolis, Indiana Highest population and one of the highest median household income MSAs in Indiana Best Place to do Business in the Midwest and 5th best nationwide – Chief Executive Magazine, 2017 Madison, Wisconsin 8th “Best Places to Live” – Livability.com, 2017 2.5 unemployment rate (Feb, ‘18) vs. US rate of 4.1% (Mar, ‘18) Sources: SNL Financial, Bureau of Labor Statistics Minneapolis, Minnesota 3rd largest MSA in the Midwest 3.3% unemployment rate (Feb, ‘18) vs U.S. rate of 4.1% (Mar, ‘18) Home to 16 Fortune 500 Companies

Attractive Midwest Markets Source: SNL Financial, based on MSAs $ in thousands Average of ONB Footprint Average of ONB Footprint

Attractive Midwest Markets

Minneapolis, MN	Indianapolis, IN	Milwaukee, WI	Louisville, KY	Grand Rapids, MI
MSA Population: 3.6 million	MSA Population: 2.0 million	MSA Population: 1.6 million	MSA Population: 1.3 million	MSA Population: 1.1 million
Major industries include: Manufacturing, applied research and technology	Major industries include: Scientific and technical services, pharmaceutical, insurance and healthcare	Major industries include: manufacturing, healthcare, insurance, and tourism	Major industries include: Healthcare, tourism, logistics, and manufacturing	Major industries include: Office furniture, healthcare, consumer goods and grocery
Headquarters to 16 Fortune 500 companies, including Target, General Mills, 3M, Land O Lakes and SuperValu	Headquarters to Eli Lilly, Anthem, Conseco and the NCAA	Headquarters to Harley-Davidson, Rockwell Automation, Johnson Controls and Manpower	Headquarters to Yum! Brands, Humana, Hillerich & Bradsby (Louisville Slugger) and Churchill Downs – also large UPS and Ford plants	Headquarters to Steelcase, Amway, Meijer, Spectrum Health and Gordon Foods
17 Branches, Loans $1.7B Core Deposits: $1.8B	20 Branches, Loans: $706M Core Deposits: $919M	4 Branches, Loans: $743M Core Deposits: $173M	5 Branches, Loans: $758M Core Deposits: $242M	4 Branches, Loans: $312M Core Deposits: $267M

Madison, WI	Lexington, KY	Ft. Wayne, IN	Ann Arbor, MI	Kalamazoo, MI
MSA Population: 660K	MSA Population: 515K	MSA Population: 436K	MSA Population: 370K	MSA Population: 339K
Major industries include: Advanced manufacturing, agriculture, healthcare, information technology and life sciences	Major industries include: Thoroughbred horse farms, horse racing, agribusiness and technology	Major industries include: Healthcare, manufacturing and insurance	Major industries include: Automotive, IT/Software, life sciences and healthcare	Major industries include: automotive component manufacturing, pharmaceutical and medical products
Headquarters to American Family, Spectrum Brands, Epic Health Systems, Exact Sciences, Promega and the University of Wisconsin	Headquarters to Lexmark International, the University of Kentucky – also large Toyota plant	Headquarters to Steel Dynamics, Vera Bradley – also large General Motors plant	Headquarters to Borders Group, Domino's Pizza, Zingerman's and the University of Michigan	Headquarters to Stryker, Pfizer Global Manufacturing and Upjohn
26 Branches, Loans: $756M Core Deposits: $1.0B	1 Branch, Loans: $90M Core Deposits: $28M	6 Branches, Loans: $345M Core Deposits: $393M	12 Branches, Loans: $662M Core Deposits: $693M	10 Branches, Loans: $207M Core Deposits: $368M

Sources: Population from SNL Financial; Industry and company data from City-Data.com, Forbes.com
Branch Count, Loan and Deposit data as of March 31, 2018, and based on ONB's internal regional reporting structure

OLD NATIONAL BANCORP® | 47

Position or Salary Target Ownership Guidelines Chief Executive Officer 5X salary in stock or 200,000 shares Chief Operating Officer 4X salary in stock or 100,000 shares Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares Salary below $250,000 2X salary in stock or 25,000 shares Salary equal to or less than $150,000 1X salary in stock or 15,000 shares Stock ownership guidelines have been established for named executive officers as follows: As of March 31, 2018, each named executive officer has met their stock ownership requirement Commitment to Strong Corporate Governance

2018 Executive Compensation Short Term Incentive Plan (CEO, CFO, COO, CCE, Chief Legal Counsel) Performance Measure Weight Corporate EPS 60% ROATCE 20% Efficiency Ratio 20% Tied to long term shareholder value: Long Term Incentive Plan (CFO, COO, CCE, Chief Legal Counsel) Performance Measure Weight Performance-based 75% (50% TSR & 50% ROATCE) Service-based 25% Long Term Incentive Plan (CEO) Performance Measure Weight Performance-based 100% (50% TSR & 50% ROATCE)

Appendix

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions 1 Year-over-year basis point change in noninterest expenses plus change in total revenue 2 Year-over-year basis point change in adjusted noninterest expense plus change in adjusted total revenue

Non-GAAP Reconciliations $ in millions, except per-share data

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions

Old National’s Peer Group Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB

Old National Investor Relations Contact Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP – Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com